Exhibit (99.1)
EASTMAN KODAK COMPANY

Financial Media Contacts:
David Lanzillo, Kodak, +1 585-781-5481, david.lanzillo@kodak.com
Christopher Veronda, Kodak, +1 585-724-2622, christopher.veronda@kodak.com

Investor Relations Contacts:
Angela Nash, Kodak, +1 585-724-0982, angela.nash@kodak.com
Sandra Rowland, Kodak, +1 585-724-5147, sandra.rowland@kodak.com

Kodak Reaffirms Plan to Complete Transformation to Sustainable, Profitable Company Starting 2012

Revenue From Four Key Digital Growth Businesses Outpaces the Market and Approaches $2.0 Billion in 2013, with Positive Earnings Contribution;

Consumer Inkjet to Achieve Profitability During 2011, Commercial Inkjet During 2012;

Kodak Driving Improved Performance from Established Digital Cash Generators;

Company Has Sufficient Resources and Financial Flexibility to Complete Transformation

NEW YORK CITY, Feb. 3 – At its annual strategy meeting today with investors, Eastman Kodak Company (NYSE:EK) will detail plans to complete its transformation into a digital company with sustainable profits by 2012.
Kodak expects that revenue in its core growth businesses – Consumer and Commercial Inkjet printing, Workflow Software & Services, and Packaging Solutions – will more than double in size by the end of 2013. During this time, Kodak will effectively manage its large, cash-producing businesses, and drive toward sustainable, profitable growth on the strength of its unmatched expertise in materials science and digital imaging science. Consumer Inkjet will achieve positive gross profit dollars during 2011, with full-year positive operational earnings in 2012, and the company’s Commercial Inkjet business will achieve profitability during 2012.
       “The success of our core growth businesses demonstrates that our strategy is working,” said Antonio M. Perez, Chairman and Chief Executive Officer, Eastman Kodak Company. “Over the next three years, we will continue to improve our digital performance, as our core growth businesses begin to achieve profitability this year and turn profitable as a group in 2013. We are also well-positioned in several large and established digital markets, and we are committed to managing those businesses to maximize earnings and cash generation. We have sufficient resources and the financial flexibility necessary to fully implement our strategy and deliver shareholder value.”

For 2011, Kodak is focused on two key financial metrics:

•
Continue to build the scale of its four digital growth businesses – Consumer and Commercial Inkjet, Workflow Software & Services and Packaging Solutions – and achieve greater than 40% aggregate revenue growth from these businesses.

• Achieve positive cash generation before restructuring payments.

On a continuing operations basis, the company is also targeting the following in 2011:

•	Operational earnings of negative $200 million to breakeven, on total company revenue of between $6.4 billion to $6.7 billion;
•	2011 GAAP loss from continuing operations in the range of $300 million to $100 million;
•	A year-end cash balance of $1.5 billion to $1.6 billion, after taking into account all cash actions, including modest debt payments due during 2011.

Kodak’s Core Growth businesses: Gaining Market Share and Achieving Profitability

Kodak is well-positioned in the consumer digital imaging and graphic communications markets, with a portfolio of innovative products and services that offer unique value propositions. The company’s core digital growth businesses – Consumer and Commercial Inkjet, Workflow Software & Services, and Packaging Solutions – together grew 18% during 2010.
Between 2011 and 2013, the company expects revenue from these businesses to more than double, with annuity sales, from ink and consumables, growing as a percentage of revenue. In 2013, Kodak expects revenue from these businesses will approach $2.0 billion, with positive earnings.
On the consumer side, this performance will be driven by an expanding portfolio of innovative and differentiated consumer inkjet products that will be sold through an expanding global retail network. During 2010, Kodak outpaced the market in consumer inkjet printer sales by growing 45%, while maintaining a 30% price premium. During 2011, Kodak expects to grow printer unit sales by 50% and to again double ink gross profit dollars.
As the commercial printing industry continues to transition from traditional to digital technology, Kodak is uniquely positioned with revolutionary products and customized services that help grow customers’ businesses and Kodak’s business along with them.
Commercial inkjet growth will be driven by the company’s innovative PROSPER inkjet portfolio, including the PROSPER 1000 press, PROSPER 5000XL press, and the PROSPER S10 Imprinting System, all of which offer the industry’s highest-speed inkjet printing with quality, cost, and media options that rival offset printing. Kodak’s PROSPER technology also provides the ability to print variable data, which offset cannot provide, and which creates new business opportunities for commercial printers.
Growth in Packaging Solutions will be fueled by revolutionary products such as the KODAK FLEXCEL NX system, which is designed for a wide range of package printing applications and which incorporates unique Kodak technology to deliver exceptional print quality, combined with significantly reduced production costs. Kodak doubled its installed base of FLEXCEL NX systems during 2010 and is poised for continued growth in 2011.
The company’s Workflow Software & Services business enables commercial printers to integrate and effectively manage all print-related business operations, and Kodak has a leading market share position. Growth in this business is being driven by strong demand for business process services, especially in emerging markets around the world.
The company also remains committed to executing its intellectual property strategy, which is focused on achieving three key goals – providing the company with design freedom to develop and introduce innovative, new products; providing Kodak with access to new markets and new partnerships; and continued income and cash generation.
From 2008 to 2010, Kodak generated $1.9 billion in revenue from its market-leading patent portfolio. Through the planning period, the company expects to generate an average of $250 million to $350 million per year in intellectual property revenue.

Kodak’s Large, Established Digital Businesses: Focused on Earnings and Cash Generation

Kodak has market-leading positions in large, established digital industries including Prepress Solutions, Digital Capture & Devices, Document Imaging, and Retail Systems Solutions. During 2011, the company is taking aggressive action to position Kodak to more effectively compete in a highly competitive pricing environment, especially in Prepress Solutions and Digital Capture & Devices, and to drive improved earnings and cash flow from its established businesses.
The company recently launched its innovative, new TRILLIAN SP Plates, which offer customers a unique combination of productivity and performance; significantly lower the total cost of ownership as compared to current-generation digitally processed plates; and position Kodak to more effectively compete in the current pricing environment.
Industry-wide demand for digital still cameras is declining, particularly in the point-and-shoot category, while other categories, including pocket video cameras, continue to grow. During 2010, Kodak grew its share of the pocket video camera market by 10 percentage points and today is the number two player.* In 2011, Kodak will transform its strategy specific to Digital Capture & Devices by aggressively focusing on the most profitable segments and geographies of this market, trading top-line growth for improved earnings.
Kodak’s Document Imaging business includes a portfolio of high-speed production and workgroup document scanners. The company grew market share during 2010, and this business continues to be a solid cash generator.
Kodak is well-positioned in Retail Systems Solutions and is the market leader with more than 100,000 retail touch-points worldwide. During 2010, Kodak added more than 8,000 new customer touch-points and is enabling direct FACEBOOK connectivity, which positions Kodak to capitalize on the growing market for photo books, greeting cards and other premium photo output.

Kodak’s Traditional Businesses: Cash Generation and New Revenue Opportunities

The company’s Film, Photofinishing & Entertainment Group (FPEG) has maintained a strong market position in all of its key product categories, and continues to be a cash generator through the planning period. The FPEG portfolio includes Entertainment Imaging products and services, traditional photofinishing, consumer and professional film capture and services, and products for industrial material markets.
For 2011, the company is taking aggressive action to improve the operating results from these businesses. These actions include capitalizing on Kodak’s market-leading position through a continued focus on unsurpassed quality and service and the introduction of innovative, new film products; continuing to aggressively reduce costs in line with industry decline rates; and taking aggressive actions to mitigate silver pricing volatility, including the implementation of an indexed pricing model for key products and a transition to a product portfolio less dependent on silver.
In addition, Kodak is leveraging its expertise in materials and chemical science and coating technology to expand its participation in large industrial markets around the world, including printed circuit boards, industrial printing, and gelatin for pharmaceutical and other applications. As volumes decline for traditional photographic products, Kodak plans to increase sales in these new markets to mitigate the decline by repurposing existing technology and assets.
Kodak anticipates that revenue from these new businesses, which are largely immune from silver price movement, will grow on average by 11% annually. In 2013, revenue from these businesses will make up approximately 30% of total revenue from FPEG and are cash accretive.

The 2013 Business Model

Kodak enters 2011 with sufficient resources and the financial flexibility to fully implement its strategy for profitable growth.
The company’s target business model assumes, on average, a compound annual growth rate for digital revenues of 4% from 2011 through 2013, and a total company compound annual revenue growth rate of less than 1% during that period.
Kodak’s target model for 2013 includes a total company operational gross profit margin goal of 25% to 26%. The company’s goal for operational earnings is 6% of revenue for the total company.
“Customers are embracing our unique value propositions in new growth markets, our traction is evident, and we are committed to improving earnings and cash performance from our large, established businesses,” said Perez. “Kodak is now a company with a broad portfolio of innovative digital products and services, leading intellectual property, and dedicated employees around the world. I am confident that we will continue to achieve market success, complete our transformation into a sustainable, profitable company, and create significant value for our shareholders.”

Webcast of Today’s Meeting

For those unable to attend in person, today’s meeting will be available via a live webcast. The company will also make available on its website the presentation materials that will be distributed at the meeting. To access the webcast and presentation materials please go to: http://www.kodak.com/go/invest.

*Source: NPD FY 2010 Pocket Video Camcorder Unit Share

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements in this document may be forward-looking in nature, or "forward-looking statements" as defined in the United States Private Securities Litigation Reform Act of 1995.  For example, references to the Company's expectations regarding the following are forward-looking statements: revenue; revenue growth; gross margins; earnings; earnings growth; profitability; cash generation and management; operational costs and performance improvements; new product introductions; demand for digital products; product pricing; emerging markets growth; liquidity; debt; potential revenue, earnings and cash from intellectual property licensing; market growth; SG&A, R&D and manufacturing costs; commodity costs and plans to mitigate the effect of such costs; restructuring payments.

Actual results may differ from those expressed or implied in forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the following risks, uncertainties, assumptions and factors as described in more detail under the heading “risk factors” in the Company’s Report on Form 10-Q for the quarters ended June 30, 2010 and September 30, 2010 and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, and June 30, 2010 and September 30, 2010 under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Cautionary Statement Pursuant to Safe Harbor Provisions the Private Litigation Reform Act of 1995" and in other filings the Company makes with the SEC from time to time:

•	Continued weakness or worsening of economic conditions which could continue to adversely impact our financial performance and our liquidity;
•	Whether we are successful with the strategic investment decisions we have made which could adversely affect our financial performance;
•	Whether we effectively anticipate technology trends and develop and market new products to respond to changing customer preferences which could adversely affect our revenue and earnings;
•	The competitive pressures we face which could adversely affect our revenue, earnings and market share;
•	Whether our commercialization and manufacturing processes fail to prevent product reliability and quality issues which could adversely affect our revenue, earnings and market share;
•
Whether we are successful in licensing and enforcing our intellectual property rights or in defending against alleged infringement of the intellectual property rights of others which could adversely affect our revenue, earnings, expenses and liquidity;

•
Whether our pension and postretirement plan costs and contribution levels are impacted by changes in actuarial assumptions, future market performance of plan assets or obligations imposed by legislative or regulatory authorities which could adversely affect our financial position, results of operations and cash flow;

•	Whether we are successful in attracting, retaining and motivating key employees which could adversely affect our revenue and earnings;
•	Changes in currency exchange rates, interest rates and commodity costs which could adversely impact our results of operations and financial position;
•	Whether we are able to provide competitive financing arrangements or extend credit to customers which could adversely impact our revenue and earnings;
•	Our reliance on third party suppliers which could adversely affect our revenue, earnings and results of operations; and
•	Whether we are required to recognize additional impairments in the value of our goodwill which could increase expenses and reduce profitability.

The Company cautions readers to carefully consider such factors.  Many of these factors are beyond the Company’s control.  In addition, any forward-looking statements represent the Company’s estimates only as of the date they are made, and should not be relied upon as representing the Company’s estimates as of any subsequent date.  While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if its estimates change.

Any forward-looking statements in this document should be evaluated in light of the factors and uncertainties referenced above and should not be unduly relied upon.

APPENDIX
Reconciliation of Non-GAAP Financial Measures
to the Most Directly Comparable GAAP Measures

In its February 3, 2011 Annual Strategy Review Meeting Press Release, Eastman Kodak Company (“The Company”) referenced certain non-GAAP financial measures including “Operational Earnings”, “Digital Revenue 3-Year Compound Annual Growth Rate (“CAGR”)” and “Operational Gross Profit Margin Goal.”

Opertional earnings exclude non-service related pension and other postretirement benefit ("OPEB") plan costs.  Service cost and amortization of prior service cost for major pension and OPEB plans are included in the operational earnings measure.

The Company believes that these non-GAAP measures represent important internal measures of performance.  Accordingly, they are provided to give investors the same financial data management uses with the belief that this information will assist the investment community in properly assessing the underlying performance of the Company, its financial condition, results of operations and cash flow on a year-over-year basis.

The following table reconciles operational earnings to the most directly comparable GAAP measure of (loss) earnings from continuing operations before interest expense, other income (charges), net and income taxes (amounts in millions):

2011
Target

Operational earnings, as presented	$(200) - $0
Non-operational pension & OPEB components	(45)
Restructuring charges	(170) - (150)
Other operating income (expense), net	300 - 400
(Loss) earnings from continuing operations before interest expense, other income (charges), net and income
taxes (GAAP basis)	$(50) - $150

The following table reconciles digital revenue 3-year CAGR to the most directly comparable GAAP measure of consolidated revenue 3-year CAGR:

3-Year
CAGR
Target

Digital revenue, as presented	4%
Traditional revenue	-16%
Consolidated revenue (GAAP basis), as presented	< 1%

The following table reconciles operational gross profit margin goal to the most directly comparable GAAP measure of consolidated gross profit goal:
2013
% of Revenue
Goal

Operational gross profit margin, as presented	25%-26%
Non-operational pension & OPEB components	-1%
Consolidated gross profit (GAAP basis)	24%-25%

The following table reconciles operational earnings to the most directly comparable GAAP measure of (loss) earnings from continuing operations before interest expense, other income (charges), net and income taxes:

2013
% of Revenue
Goal

Operational earnings, as presented	6%
Non-operational pension & OPEB components	-2%
Other operating income (expense), net	0% - 2%
Earnings from continuing operations before interest expense, other income (charges), net and income
taxes (GAAP basis)	4% - 6%